Independent Accountants’ Report on Applying Agreed-Upon Procedures
Triton Container International Limited (the “Company”)
Wells Fargo Securities, LLC (“Wells Fargo”)
RBC Capital Markets, LLC
Nomura Securities International, Inc.
(together, the “Specified Parties”)

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in electronic data files (the “Data Files” defined below) related to the offering of Triton Container Finance VI LLC, Fixed Rate Asset-Backed Notes, Series 2017-1 (the “Transaction”). The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

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The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

●	The term “rounding” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively.

●	The term “Statistical Cutoff Date” means March 31, 2017.

●	The term “Data Files” means the following:

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An electronic data file (“201703_Dataset_for KPMG v4.xlsb”) (the “Units File”) provided by the Company on May 17, 2017, containing certain information related to 97,207 Containers (48,691 of which were Containers in the Company’s existing fleet (the “Current Units”), and the remaining 48,516 were Containers which the Company informed us had been purchased from manufacturers and had not been leased (the “Factory Units”), and the Leases associated with the Current Units as of the Statistical Cutoff Date.

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An electronic data file (“170411 Committed Leases v2 (rev).xlsx”) (the “Lease Commitments File”) provided by the Company on May 11, 2017, containing certain information related to 22 Lease Commitments which the Company informed us relate to Factory Units it expects to lease to specific lessees (the “Lease Commitments”). A listing of the Lease Commitments is attached hereto as Exhibit A.

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The term “Lease Commitment Contract” means an un-executed lease agreement between the Company and other third parties that contains certain information related to the Lease Commitments including: Lessee’s Name, Lease Type, Per Diem Rate, Lease Expiration Date, Equipment Type, and Number of Units. We make no representation regarding the validity, enforceability, or authenticity of the Lease Commitment Contract.

The Company is responsible for the specified attributes identified by the Company in the Data Files.

I.	The Units File

A.
The Company instructed us to select a random sample of 40 Containers (the “Sample Containers”) from the Units File that the Company indicated were to be included in the preliminary structure of the Transaction. A listing of the Sample Containers is attached hereto as Exhibit B.

B.
For each Sample Container, we compared or recomputed the information in the Units File to or using the information stated in the sources provided by the Company indicated below (the “Sources”). The Specified Parties indicated that the absence of any of the noted Sources or the inability to agree the indicated information from the Units File to the Source(s) for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attribute	Sources/Instructions
Container Unit ID	Invoice, Purchase Contract, or Purchase Order
Equipment Purchase Cost (“PO Cost”)	Invoice, Purchase Contract, or Purchase Order
Recomputed Net Book Value (“NBV”)
Recompute the NBV as of the Statistical Cutoff Date based on each Sample Container’s OEC and Acceptance Date stated in the Units File, and the residual value percentage and depreciation life by Equipment Type contained in the Units File. We compared the Recomputed NBV to the corresponding information stated in the Units File.

Acceptance Date	Acceptance Certificate or Certificate of Final Inspection. We were instructed by the Company to consider the information to be in agreement if the difference was not greater than 30 days.
Age (in days)	Recomputed based on each Sample Container’s Acceptance Date stated in the Units File and the Statistical Cutoff Date
Equipment Type	Invoice, Purchase Contract, or Purchase Order
Fleet Status “Offlease”	Screenshot from the Company’s fleet management system. We were instructed by the Company to consider the information to be in agreement if the screenshot indicated a status of “AVAL.”
Lease Type “LTL,” “MLA,” or “ADHOC”
Lease Agreement or Lease Addendum. The Company instructed us to perform this procedure for Sample Containers with the Fleet Status “Onlease” in the Units File (an “Onlease Sample Container”). For Sample Container #2, for which the Lease Type “LTL” was not stated in the Lease Addendum, we were instructed by the Company to consider the information to be in agreement if the Lease Addendum required the lessee to lease the specific Containers for a specified period of time.

Lessee’s Name	Lease Agreement or Lease Addendum. The Company instructed us to perform this procedure for Onlease Sample Containers.

Attribute	Sources/Instructions
Rental Rate
Lease Agreement, Lease Addendum, or Contract Terms screenshot from the Company’s fleet management system. The Company instructed us to perform this procedure for Onlease Sample Containers with Lease Type “LTL”.

Per Diem Rate
Lease Agreement, Lease Addendum, or Contract Terms screenshot from the Company’s fleet management system. The Company instructed us to perform this procedure for Onlease Sample Containers with Lease Type “MLA” or “ADHOC”

Lease Expiration Date	Lease Agreement or Lease Addendum. The Company instructed us to perform this procedure for Onlease Sample Containers with Lease Type “LTL”.
The information regarding the Sample Containers in the Units File was found to be in agreement with the respective information stated in the Sources.

C.
In addition to the procedures described above, for each Onlease Sample Container, we observed a “Lease Out” status stated on a screenshot from the Company’s fleet management system or the presence of a signed Lease Agreement or Lease Addendum. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement or Lease Addendum.

II.	The Lease Commitments File
For each Lease Commitment, we compared the information in the Lease Commitments File to the corresponding information stated in the Sources indicated below. The Specified Parties indicated that the absence of any of the noted Sources or the inability to agree the indicated information from the Lease Commitments File to the Source for each of the attributes identified constituted an exception.

Attributes	Sources/Instructions
Lessee’s Name	Lease Commitment Contract
Lease Type “LTL”	Lease Commitment Contract
Rental Rate	Lease Commitment Contract
Lease Expiration Date	Lease Commitment Contract
Equipment Type	Lease Commitment Contract
Number of Units
We were instructed by the Company to consider the information to be in agreement if the Number of Units stated in the Lease Commitments File was not greater than the Number of Units stated in the Lease Commitment Contract.

The information regarding the Lease Commitments in the Lease Commitments File was found to be in agreement with the respective information stated in the Sources.
There were no conclusions that resulted from the procedures.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not,

conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.
The procedures performed were applied based on the information included in the Data Files, the Sources, and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers or the existence of the Leases or Lease Commitments, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources, the Lease Commitment Contracts, or data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition of the Containers or origination of the Leases or Lease Commitments to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers, Leases, or Lease Commitments being securitized, (iii) the compliance of the lessor of the Containers and the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers and the Leases that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.
/s/ KPMG LLP
May 26, 2017

Exhibit A
The Lease Commitments

Lease Commitment Number	Lease Commitment ID1	Lease Commitment Number	Lease Commitment ID1

1	2017-1-001	12	2017-1-012
2	2017-1-002	13	2017-1-013
3	2017-1-003	14	2017-1-014
4	2017-1-004	15	2017-1-015
5	2017-1-005	16	2017-1-016
6	2017-1-006	17	2017-1-017
7	2017-1-007	18	2017-1-018
8	2017-1-008	19	2017-1-019
9	2017-1-009	20	2017-1-020
10	2017-1-010	21	2017-1-021
11	2017-1-011	22	2017-1-022

1 The Company has assigned a unique Lease ID to each Lease Commitment. The Lease Commitment IDs referred to in this Exhibit are not the Lease IDs.

Exhibit B
The Sample Containers

Sample Container Number	Unit Number	Sample Container Number	Unit Number

1	TCNU6708918	21	TCNU3861353
2	TCNU3725296	22	TCNU3920179
3	TCNU6788317	23	TCNU3922680
4	TCNU6787265	24	TLLU4618138
5	TTNU8044533	25	TRHU3392666
6	TTNU8100719	26	TRHU3392990
7	TCNU3549638	27	TRHU3590466
8	TRHU3731950	28	TRHU3776276
9	TCKU4113536	29	TRHU3853325
10	TCNU2011870	30	TRHU3862538
11	TCNU2201479	31	TRHU3881287
12	TCNU2336514	32	TRHU3910451
13	TCNU3530020	33	TTNU8538095
14	TCNU3591978	34	TCNU3038176
15	TCNU3596049	35	TRHU2246292
16	TCNU3670357	36	TRHU1746518
17	TCNU3674970	37	TCKU4260244
18	TCNU3836690	38	TCNU3048831
19	TCNU3839160	39	TCNU3055553
20	TCNU3853635	40	TLLU2024369